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                                                                EXHIBIT 10(S)



December 29, 1997


Board of Directors
Zenith Electronics Corporation
1000 Milwaukee Avenue
Glenview Illinois  60025

Re:  Agreement for Financial Consulting Services

Gentlemen:

This letter outlines the understanding between Jay Alix & Associates, a Michigan corporation ("JA&A") and Zenith Electronics Corporation (the "Company") of the objective, tasks, work product and fees for the engagement of JA&A to provide financial consulting services to the Company.

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                                   OBJECTIVE
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-    Assist the Company in maximizing its value to its stakeholders and in developing a viable, long-term business strategy.

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                                     TASKS
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-    Bob Dangremond is appointed Acting Chief Financial Officer of the
     Company.  He will report to the Company's Chief Executive Officer.

- In his role of Acting CFO, and with assistance from JA&A, Mr. Dangremond shall provide support and input to other consultants and staff retained by the Company, and shall:

     - Assist in helping the Company to realize increased liquidity with financial benefits from such areas as:

          -    Sale of nonessential assets,
          -    Reduction in working capital committed to the business
          - Discontinuing lines of business that are identified to be exited, and
          -    Operating improvements to the Company's
               various businesses.


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Board of Directors
December 29, 1997
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     -  Assist in improving the quality and relevance of information that is reported about the Company both internally and externally.

     -  Assist in providing financial input to the Company's business plan.

     - Assist in managing the Company's cash and in maintaining the Company's cash forecasting and control system.

     - Assist in providing liaison with the Company's lenders until such time as a permanent CFO is hired and assumes that responsibility.

     - Assist in contingency planning for a possible Chapter 11 bankruptcy filing in the event such a filing becomes strategically necessary or desirable.

-    Assist in such other matters as may be mutually agreed upon.

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                                  WORK PRODUCT
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Our work product will be in the form of:

-    Information to be discussed with you and others, as you may direct.

- Written reports and analysis worksheets to support our suggestions as we deem necessary or as you may request.

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                                    STAFFING
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Bob Dangremond will be the principal responsible for the overall engagement.
He will be assisted by Al Koch, managing principal, who will be available to both Mr. Dangremond and the Company to assure that JA&A has the appropriate resources for this engagement. Mr. Dangremond will also be assisted by a staff of consultants at various levels, all of whom have a wide range of skills and abilities related to this type of assignment. In addition, we have relationships with and periodically retain independent contractors with specialized skills and abilities to assist us, and we agree that we will obtain the prior approval of the Company for any such engagement. The size and


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Board of Directors
December 29, 1997
Page 3



composition of the JA&A staffing, and other consultants retained at the suggestion of JA&A, shall be discussed with and subject to the prior approval
of the Company.   It is understood that time is of the essence.  Mr. Dangremond shall provide the Company with his written proposal as to staffing assignments and responsibilities for JA&A professionals on or prior to January 9, 1998.

JA&A and the Company agree that the initial engagement of Mr. Dangremond and at least one other professional shall begin on December 29, 1997. Mr. Dangremond shall be available to the Company and shall have the Company's matters as his primary responsibility from that date. Prior to January 9, 1998, Mr. Dangremond shall be expected to be available in the Company's offices not less than four days per week. By not later than January 9, 1998, Mr. Dangremond shall be available on a full-time basis at the Company's offices or on the Company's behalf, except for such dates and times as shall be communicated to the Company by December 31, 1997. The Company and JA&A understand and agree that Mr. Dangremond may have some responsibilities relating to the winding down of prior assignments; however, those responsibilities shall not interfere with the general responsibilities of Mr. Dangremond as Acting Chief Financial Officer, including functions critical to that assignment such as attending Board of Directors meetings and Audit Committee meetings.

Following a review of Mr. Dangremond's plan, the Company and JA&A shall mutually agree on a further course of action and the terms of an extended agreement.


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                           TIMING, FEES AND EXPENSES
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We will commence this engagement immediately upon receipt of a signed engagement letter.

HOURLY FEES -

This engagement will be staffed with professionals at various levels as the tasks require. For purposes of bi-weekly billings, our fees will be based on the hours charged at our hourly rates which are:


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Board of Directors
December 29, 1997
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Principals                   $430 - 495
Senior Associates            $300 - 375
Associates                   $225 - 285
Accountants and Consultants  $180 - 220


EXPENSES -

In addition to the fees set forth above, the Company shall pay directly or reimburse JA&A upon receipt of periodic billings, for all reasonable out-of-pocket expenses incurred in connection with this assignment such as travel, lodging, postage, telephone and facsimile charges. JA&A shall use its best efforts to obtain prior written approval of the Company for expenses anticipated to exceed $30,000 for any month; however, the Company understands that circumstances may not always permit this.


RETAINER -

The Company shall be billed for fees and expenses specific to the first two weeks of the engagement. After January 9, 1998, the Company and JA&A shall mutually agree on the amount of any retainer required for future work under this agreement. We will submit bi-weekly invoices for services rendered and expenses incurred as described above, and we will offset such invoices against the retainer. Payment will be due upon receipt of the invoices to replenish the retainer to the agreed upon amount. Any unearned portion of the retainer will be returned to you at the termination of the engagement.

CONTINGENT SUCCESS FEE -

A contingent success fee will be considered based upon JA&A's demonstrated contribution to value creation during the course of our engagement. This does not represent a binding commitment but rather only is a commitment to, in good faith, consider such a fee based upon our demonstrated contribution.

Additionally, if the Company is persuaded of the merits of having JA&A facilitate a Turnaround Team process, it is agreed that an appropriate amendment to this agreement will be negotiated whereby JA&A will receive a


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Board of Directors
December 29, 1997
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contingent bonus based upon demonstrated financial benefits attained.  However, whether to conduct such a team-based process, the objectives of such a process and appropriate contingent compensation for that effort are matters that will be subject to the Company's approval and this letter does not commit the Company or its new CEO to undertake such a team-based process.


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                          RELATIONSHIP OF THE PARTIES
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The parties intend that an independent contractor relationship will be created by this agreement. JA&A is not to be considered an employee or agent of the Company and the employees of JA&A are not entitled to any of the benefits that the Company provides for the Company's employees.

The Company and JA&A each agree not to solicit or recruit any employees or agents of the other for a period of two years subsequent to the completion and/or termination of this agreement.



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Board of Directors
December 29, 1997
Page 6



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                                CONFIDENTIALITY
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JA&A agrees to keep confidential all information obtained from the Company.
JA&A agrees that neither it nor its directors, officers, principals, employees, agents or attorneys will disclose to any other person or entity, or use for any purpose other than specified herein, any information pertaining to the Company or any affiliate thereof which is either non-public, confidential or proprietary in nature ("Information") which it obtains or is given access to during the performance of the services provided hereunder. JA&A may make reasonable disclosures of Information to third parties in connection with their performance of their obligations and assignments hereunder and JA&A agrees that it shall obtain a confidentiality agreement from unrelated third parties (which shall not include the Company's vendors, customers or lenders) prior to the disclosure of such Information. In addition, JA&A may disclose its involvement with the Company, provided that JA&A shall not publicly announce its retention by the Company unless the Company has previously made such public disclosure.

Information includes data, plans, reports, schedules, drawings, accounts, records, calculations, specifications, flow sheets, computer programs, source or object codes, results, models, or any work product relating to the business of the Company, its subsidiaries, distributors, affiliates, vendors, customers, employees, contractors and consultants.

The Company acknowledges that all advice (written or oral) given by JA&A to the Company in connection with JA&A's engagement is intended solely for the benefit and use of the Company (limited to its Board of Directors and its management) in considering the transactions to which it relates. The Company agrees that no such advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time in any manner or for any purpose other than accomplishing the tasks and programs referred to herein or in discussions with the Company's lenders or debt holders, without JA&A's prior approval (which shall not be unreasonably withheld) except as required by law. This agreement will survive the termination of the engagement.



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Board of Directors
December 29, 1997
Page 7



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                          FRAMEWORK OF THE ENGAGEMENT
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The Company acknowledges that it is hiring JA&A purely to assist and advise the
Company in business planning and restructuring. JA&A's engagement shall not constitute an audit, review or compilation, or any other type of financial statement reporting engagement that is subject to the rules of the AICPA or other such state and national professional bodies.

We acknowledge that JA&A and Mr. Dangremond are being retained to provide services and perform functions normally performed by the chief financial officer of companies in similar circumstances. Such responsibilities include, but are not limited to, cash management, oversight of the preparation and audit of required financial reports, management of the financial staff within the Company and interface with the Company's lenders and creditors. We understand that the Company has retained other consultants to handle investment banking functions and that Mr. Dangremond and JA&A professionals shall serve in support capacities to those consultants.

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                                INDEMNIFICATION
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In engagements of this nature, it is our practice to receive indemnification.
Accordingly, in consideration of our agreement to act on your behalf in connection with this engagement, you agree to indemnify, hold harmless, and defend us (including our principals, employees and agents) from and against all claims, liabilities, losses, damages and reasonable expenses as they are incurred, including reasonable legal fees and disbursements of counsel, and the costs of our professional time (our professional time will be reimbursed at our rates in effect when such future time is required), relating to or arising out of the engagement, including any legal proceeding in which we may be required or agree to participate but in which we are not a party. We, our principals, employees and agents may, but are not required to, engage a single firm of separate counsel of our choice in connection with any of the matters to which this indemnification agreement relates. This indemnification agreement does not apply to actions taken or omitted to be taken by us in bad faith.


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Board of Directors
December 29, 1997
Page 8


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                          INDEMNIFICATION OF OFFICERS
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In addition to the foregoing indemnification, Bob Dangremond, along with other
JA&A personnel who serve as acting officers of the Company, shall be individually indemnified in a manner comparable to that provided under the Company's directors' and officers' liability insurance as is applicable to officers of the Company.

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                            TERMINATION AND SURVIVAL
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The agreement may be terminated at any time by written notice by one party to the other; provided, however, that notwithstanding such termination JA&A will be entitled to any fees and expenses due under the provisions of the agreement. Such payment obligation shall inure to the benefit of any successor or assignee of JA&A.

The obligations of the parties under the Indemnification, Indemnification of Officers and Confidentiality sections of this agreement shall survive the termination of the agreement as well as the other sections of this agreement which expressly provide that they shall survive termination of this agreement.

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                                 GOVERNING LAW
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This letter agreement is governed by and construed in accordance with the laws of the State of Michigan with respect to contracts made and to be performed entirely therein and without regard to choice of law or principles thereof.

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                                   CONFLICTS
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We know of no fact or situation which would represent a conflict of interest for us with regard to the Company.


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Board of Directors
December 29, 1997
Page 9



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                                  SEVERABILITY
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If any portion of the letter agreement shall be determined to be invalid or unenforceable, we each agree that the remainder shall be valid and enforceable to the maximum extent possible.

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                                ENTIRE AGREEMENT
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All of the above contains the entire understanding of the parties relating to the services to be rendered by JA&A and may not be amended or modified in any respect except in writing signed by the parties. JA&A will not be responsible for performing any services not specifically described in this letter or in a subsequent writing signed by the parties.

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                                    NOTICES
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All notices required or permitted to be delivered under this letter agreement shall be sent, if to us, to the address set forth at the head of this letter, to the attention of Mr. Melvin R. Christiansen, and if to you, to the address for you set forth above, to the attention of your General Counsel, or to such other name or address as may be given in writing to the other party. All notices under the agreement shall be sufficient if delivered by facsimile or overnight mail. Any notice shall be deemed to be given only upon actual receipt.

If the Company becomes involved in any proceeding under the Bankruptcy Code, it agrees to petition the Court to affirm this agreement as part of its first day motions.

If these terms meet with your approval, please sign and return the enclosed copy of this proposal.

We look forward to working with you.

Sincerely yours,

JAY ALIX & ASSOCIATES



Robert N. Dangremond
Principal


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Board of Directors
December 29, 1997
Page 10



Acknowledged and Agreed to:
ZENITH ELECTRONICS CORPORATION

By:
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Its:
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Dated:
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